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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                       GRANITE CONSTRUCTION INCORPORATED
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             (Exact name of registrant as specified in its charter)

                 Delaware                                        77-0239383
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         (State of incorporation                              (I.R.S. Employer
             or organization)                                Identification No.)

585 W. Beach Street, Watsonville, California                          95076
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  (Address of principal executive offices)                         (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                    Name of each exchange on which
        to be so registered                    each class is to be registered

  Common Stock, par value $0.01                     New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

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                                (Title of class)
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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        Information relating to the description of the securities of the Registrant to be registered herein is set forth in the Registrant's Registration Statement filed with the Commission on Form S-1 (No. 33-33795) and Form 10-K for the year ended December 31, 1996 filed with the Commission on March 20, 1997. Such information is incorporated herein by reference.




                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: April 21, 1997                        GRANITE CONSTRUCTION INCORPORATED



                                            By /s/ William E. Barton
                                              --------------------------------
                                              William E. Barton, Vice President
                                              and Chief Financial Officer